SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2010

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

(a)           On April 14, 2010, Charter Communications, Inc. (the "Company"), the indirect parent company of CCO Holdings, LLC  ("CCO Holdings") and CCO Holdings Capital Corp., announced that its subsidiary, CCO Holdings intended to offer for sale an aggregate of $1.6 billion principal amount in two tranches of Senior Notes due 2018 (the "2018 Notes") and Senior Notes due 2020 (together with the 2018 Notes, the "Notes"). The net proceeds of this proposed issuance will be used to finance the tender offers also announced on April 14, 2010, for any and all of CCO Holdings' outstanding 8.750% Senior Notes due 2013 ($800 million aggregate principal amount outstanding) and any and all of Charter Communications Operating, LLC's (a subsidiary of CCO Holdings) outstanding 8.375% Senior Second Lien Notes due 2014 ($770 million aggregate principal amount outstanding).  The Notes will be sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S.  The press release announcing the offer for the Notes is attached hereto as Exhibit 99.1.

(b)           Also, on April 14, 2010, the Company announced that its subsidiary, CCO Holdings had priced its previously announced offering of $1.6 billion of Notes in two tranches, consisting of $900 million aggregate principal amount of 7.875% Senior Notes due 2018 and $700 million aggregate principal amount of 8.125% Senior Notes due 2020.  The press release announcing the pricing of the Notes is attached hereto as Exhibit 99.2.

(c)           The Company also announced on April 14, 2010, that CCO Holdings had commenced a tender offer to purchase for cash any and all of $800 million aggregate principal amount outstanding of its 8.750% Senior Notes due 2013 and that Charter Communications Operating, LLC (a subsidiary of CCO Holdings) had also commenced a tender offer to purchase for cash any and all of $770 million aggregate principal amount outstanding of its 8.375% Senior Second Lien Notes due 2014.  The tender offers may only be made pursuant to the terms of the Offer to Purchase and the related Consent and Letter of Transmittal.  The press release describing the tender offers in more detail is attached hereto as Exhibit 99.3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 8.01:

Exhibit Number	Description

99.1
Press release announcing offer to sell CCO Holdings, LLC Senior Notes (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).

99.2
Press release announcing the pricing of CCO Holdings, LLC Senior Notes (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).

99.3
Press release announcing the tender offer of CCO Holdings, LLC Senior Notes and Charter Communications Operating, LLC Senior Second Lien Notes (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

                               CCO HOLDINGS, LLC
       Registrant
       By: CHARTER COMMUNICATIONS, INC., Sole Manager

Date: April 16, 2010

                               By: /s/ Kevin D. Howard
                                Name: Kevin D. Howard
                                Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

                               CCO HOLDINGS CAPITAL CORP.
           Registrant

Dated: April 16, 2010

                               By: /s/ Kevin D. Howard
                                Name: Kevin D. Howard
                                Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT

Exhibit Number	Description

99.1
Press release announcing offer to sell CCO Holdings, LLC Senior Notes (incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).

99.2
Press release announcing the pricing of CCO Holdings, LLC Senior Notes (incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).

99.3
Press release announcing the tender offer of CCO Holdings, LLC Senior Notes and Charter Communications Operating, LLC Senior Second Lien Notes (incorporated by reference to Exhibit 99.3 to the current report on Form 8-K of Charter Communications, Inc. filed on April 16, 2010 (File No. 001-33664)).